SUBSCRIPTION AGREEMENT

XCel Brands, Inc.

475 Tenth Avenue

New York, New York 10018

Ladies and Gentlemen:

This Subscription Agreement (the “Subscription Agreement”) sets forth the agreement of XCel Brands, Inc. (the “Company”) and the undersigned with respect to the sale by the Company to the undersigned of (i) the number of shares of common stock, $0.001 par value per share, of the Company (“Common Stock”) set forth on the signature page hereto (the “Shares”) and (ii) warrants (the “Warrants”), each warrant to purchase one share of Common Stock at an exercise price of $5.00 per share, in the form attached as Exhibit A hereto, for the purchase price set forth on the signature page hereto (the “Purchase Price”). Together with this Subscription Agreement, the undersigned is delivering to Xcel either (1) a check payable to XCel Brands, Inc. or (2) funds by wire transfer as instructed by the Company, in either case in the full amount of the purchase price for the Shares and Warrants which the undersigned is hereby subscribing for pursuant hereto. This Subscription Agreement is part of an offering of up to [●] shares of Common Stock and [●] Warrants.

1.                  Subscriber Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(i)                 The undersigned acknowledges that it or its representatives has access to or has received from the Company copies of the Company’s filings with the SEC since October 1, 2011 (the “SEC Filings”);

(ii)               Other than its review of the SEC Filings, the undersigned has not been furnished, by the Company or an agent or representative thereof, with any other materials or literature relating to the Company or the offer and sale of the Shares and Warrants;

(iii)             The undersigned has performed its own due diligence in connection with its subscription for the Shares and Warrants and has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

(iv)             The undersigned or its representatives are sophisticated investors familiar with the type of risks inherent in the acquisition of securities such as the Shares and Warrants and that, by reason of its or its representatives knowledge and experience in financial and business matters in general, and investments of this type in particular, it or its representatives are capable of evaluating the merits and risks of an investment in the Shares and Warrants;

(v)               The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Act”), for transactions not involving a public offering is applicable to the offer and sale of the Shares and Warrants, based, in part, upon the representations, warranties and agreements made by the undersigned herein;

(vi)             The undersigned acknowledges that the undersigned has had the opportunity to review this Subscription Agreement and the transactions contemplated by this Subscription Agreement with its own legal counsel and investment and tax advisors. The undersigned is not relying on any statements or representations of the Company or any of the Company’s affiliates, representatives or agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Subscription Agreement, other than those set forth in this Subscription Agreement. The undersigned further acknowledges that, except as set forth in this Subscription Agreement, no representations have been made by the Company or its representatives about the Company or the SEC filings;

(vii)           The undersigned understands that: (A) neither the Shares nor the Warrants have been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are and will be “restricted securities”, as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) neither the Shares, Warrants or Warrant Shares may be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) except as set forth in this Subscription Agreement, the Company is under no obligation to register the Shares, Warrants or Warrant Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares, Warrants and Warrant Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Shares;

(viii)         The undersigned will not sell or otherwise transfer any of the Shares, Warrants or Warrant Shares or any interest therein, unless and until: (A) said Shares, Warrants or Warrant Shares shall have first been registered under the Act and all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

(ix)             The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder, and such agreement is a legally binding obligation of the undersigned in accordance with its terms;

(x)               The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth below by checking the appropriate box(es):

☐ A bank as defined in Section 3(a)(2) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Exchange Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act; an insurance company as defined in section 2(13) of the Securities Exchange Act; an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ A private business development company as defined in Section 202(a)22 of the Investment Advisers Act of 1940;

☐ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ A director or executive officer of the Company;

☐ A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person*;

☐ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

* Note: - Although the value of the primary residence is excluded, the excess of debt secured by the primary residence over its estimated market value (i.e., underwriter mortgage) is included as a liability in the net worth calculation and reduces the nature person’s net worth. Moreover, if the amount of debt secured by the primary residence outstanding on the closing date of the sale of the Shares and Warrants exceeds the amount of such debt during the prior 60 days, the amount of such excess is viewed as a liability reducing the net worth.

☐ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

☐ An entity in which all of the equity owners are accredited investors.

(xi)             The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized for the specific purpose of subscribing to this offering);

(xii)           The undersigned is acquiring the Shares and Warrants for its own account and for the purpose of investment and not with a view to, or for resale in connection with, any distribution within the meaning of the Act in violation of the Act.

The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or Warrants for which the undersigned is subscribing;

(xiii)         The undersigned has the financial ability to bear the economic risk of the undersigned’s investment in the Company, has no need for liquidity with respect to such investment, and has adequate means for providing for his or its current needs and contingencies;

(xiv)         The undersigned has determined that the Shares and Warrants are a suitable investment for the undersigned and that the undersigned could bear a complete loss of such investment;

 (xv)           The undersigned understands that an investment in the Shares and Warrants is a speculative investment which involves a high degree of risk of loss of the undersigned’s entire investment;

(xvi)         The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Shares and Warrants will not cause such overall commitment to become excessive;

(xvii)       The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned:

JURISDICTIONAL NOTICES

Residents of All States:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

2.                  Company Representations and Warranties. The Company hereby represents and warrants to, and covenants with, the undersigned as follows:

(i)                 The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the state of its incorporation.

(ii)               Prior to the closing, (i) this Subscription Agreement and the Shares and Warrants will have been duly and validly authorized by the Company, (ii) this Subscription Agreement, when accepted, and the Common Stock Purchase Warrant attached hereto as Exhibit A, when executed, will be the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, and (ii) the issuance and sale of the Shares and Warrants will have been duly authorized and, when the Shares have been issued and duly delivered against payment therefore as contemplated by this Subscription Agreement, the Shares will be validly issued, fully paid and nonassessable.

(iii)             The execution and delivery of this Subscription Agreement and the Warrant do not, and the performance and consummation of the terms and transactions set forth or contemplated therein or herein will not, contravene or result in a default under any provision of existing law or regulations to which the Company is subject, the provisions of the charter, bylaws or other governing documents of the Company or any indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound and does not require on the part of the Company any approval, authorization, license, or filing from or with any foreign, federal, state or municipal authority or agency that has not been obtained or made.

3.                  Registration Rights. The Company shall use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) within sixty (60) days following the date of the Company’s acceptance of this subscription and use commercially reasonable efforts to have the registration statement declared effective by the SEC within one hundred twenty (120) days following the date of the Company’s acceptance of this subscription, to register for resale the Shares and the Warrant Shares, and the costs of such registration statement (other than fees and disbursements of counsel and other advisors to the undersigned), including without limitation the preparation and filing thereof, shall be borne solely by the Company.

4.                  Board Observer. [INSERT FOR TRAFALET] The Board shall appoint Remy Trafelet as a non-voting observer to the Board and Mr. Trafelet shall have such right so long as he or his affiliates beneficially own (as defined in accordance with Rule 13d-3 under the Securities Exchange Act) 15% or more of the Company’s Common Stock.

5.                  Miscellaneous.

(i)                 The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

(ii)               The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs, and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty, or covenant made by the undersigned.

(iii)             Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

(iv)             In the event of rejection of this subscription, or in the event the sale of the Shares and Warrants subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the Purchase Price remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

(v)               Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(vi)             This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

(vii)           The parties (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which either such party may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon either such party mailed by certified mail to the party's respective address (set forth in this Subscription Agreement or such other address provided in writing by a party to this Subscription Agreement to the other parties to this Subscription Agreement) shall be deemed in every respect effective service of process upon such party, in any such suit, action or proceeding.

(viii)         This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(ix)             This Subscription Agreement may only be modified by a written instrument executed by the undersigned and the Company.

(x)               Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

(xi)             All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page; and if to the Company, to XCel Brands, Inc., 475 Tenth Avenue, New York, New York 10018 Attention: Mr. James Haran, Chief Financial Officer, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

SIGNATURE PAGE

Organization Signature:	Individual Signature(s):

Print Name of Subscriber Organization

By:
(Signature and Title)	Signature(s)

Print Name and Title of Person Signing	Print Name of Subscriber

Print Name of Subscriber

Total Purchase Price: $ ______

Number of Shares Subscribed for: ___________

Number of Warrants Subscribed for: ________

(All Subscribers should please print information

below exactly as you wish it to appear

in the records of the Company)

Name and capacity in which subscription is made -- see below for particular requirements	Social Security Number of Individual or other Taxpayer I.D. Number

Address:	Address for notices, if different:

Number and Street	Number and Street

City State Zip Code	City State Zip Code

Please check the appropriate box to indicate form of ownership (if applicable):

☐	TENANTS-IN-COMMON	☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
	(Both Parties must sign above)		Both Parties must sign above)

ACCEPTANCE OF SUBSCRIPTION

XCel Brands, Inc.

The foregoing subscription is hereby accepted by XCel Brands, Inc., this _____ day of __________ 2013, for ___________ Shares and Warrants to purchase ________ shares of Common Stock.

XCEL BRANDS, INC.

By:
Name: Title:

-9-